MEADOWBROOK℠
INSURANCE GROUP

Investor Presentation

Fourth Quarter 2013 Update

Forward-Looking Statements & Non-GAAP Financial Measures

MEADOWBROOK INSURANCE GROUP

This investor presentation may provide information including certain statements which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements regarding the intent, belief, or current expectations of management, including, but not limited to, those statements that use the words "believes," "expects," "anticipates," "estimates," or similar expressions. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, and results could differ materially from those indicated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: actual loss and loss adjustment expenses exceeding our reserve estimates; competitive pressures in our business; the failure of any of the loss limitation methods we employ; a failure of additional capital to be available or only available on unfavorable terms; our geographic concentration and the business, economic, natural perils, man-made perils, and regulatory conditions within our most concentrated region; our ability to appropriately price the risks we underwrite; goodwill impairment risk employed as part of our growth strategy and the anticipated impact of the goodwill impairment charge recognized in the second quarter of 2013; efforts with regard to the review of strategic alternatives; actions taken by regulators, rating agencies or lenders, including the impact of the downgrade by A.M. Best of the Company's Insurance Company Subsidiaries' financial strength rating and lowering the outlook for this rating from "stable" to "negative" and A.M. Best's downgrade of our issuer credit rating and any other future action by A.M. Best with respect to such ratings; increased risks or reduction in the level of our underwriting commitments due to market conditions; a failure of our reinsurers to pay losses in a timely fashion, or at all; interest rate changes; continued difficult conditions in the global capital markets and the economy generally; market and credit risks affecting our investment portfolio; liquidity requirements forcing us to sell our investments; a failure to introduce new products or services to keep pace with advances in technology; the new federal financial regulatory reform; our holding company structure and regulatory constraints restricting dividends or other distributions by our Insurance Company Subsidiaries; minimum capital and surplus requirements imposed on our Insurance Company Subsidiaries; acquisitions and integration of acquired businesses resulting in operating difficulties, which may prevent us from achieving the expected benefits; our reliance upon producers, which subjects us to their credit risk; loss of one of our core selected producers; our dependence on the continued services and performance of our senior management and other key personnel; our reliance on our information technology and telecommunications systems; managing technology initiatives and obtaining the efficiencies anticipated with technology implementation; a failure in our internal controls; the cyclical nature of the property and casualty insurance industry; severe weather conditions and other catastrophes; the effects of litigation, including the previously disclosed arbitration and class action litigation or any similar litigation which may be filed in the future; state regulation; and assessments imposed upon our Insurance Company Subsidiaries to provide funds for failing insurance companies.

For additional information with respect to certain of these and other factors, please refer to our filings made with the United States Securities and Exchange Commission, including but not limited to the 10-K for the period ended December 31, 2012, and 10-Q's for the periods ended March 31, 2013, June 30, 2013, and September 30, 2013, respectively. We are not under any obligation to (and expressly disclaim any obligation to) update or alter our forward-looking statements, whether as a result of new information, future events or otherwise.

Notes on Non-GAAP Financial Measures

(1) Net operating income is a non-GAAP measure defined as net income excluding after-tax realized gains and losses.
(2) Accident year combined ratio is a non-GAAP measure that represents the impact of any adverse or favorable development on prior year loss reserves.
(3) Statutory surplus is a non-GAAP measure with the most directly comparable financial GAAP measure being shareholders' equity.

These non-GAAP metrics are common measurements for property and casualty insurance companies. We believe this presentation enhances the understanding of our results by highlighting the underlying profitability of our insurance business. Additionally, these measures are key internal management performance standards.

Meadowbrook Overview

- **Specialty niche focused commercial insurance underwriter and insurance administration services company**
  - Headquartered in Southfield, MI with 25 locations throughout the U.S. and ~954 employees
  - Founded in 1955, organized as a holding company in 1985, IPO and listed on the NYSE (MIG) in 1995
  - Shareholders' equity of $413 million, book value of $8.29 per common share, and tangible book value per common share of $7.68 at December 31, 2013
  - Conservatively managed investment portfolio with invested assets of $1.6 billion at December 31, 2013
- **Markets and underwrites specialty insurance programs and products on both an admitted and non-admitted basis**
  - Gross written premium of $944 million in 2013
  - Product focus includes workers' compensation, general liability, commercial multi-peril and commercial auto
  - Industry recognized leader supporting the program marketplace
  - Full range of diversified products written through six insurance carriers on both an admitted and E&S basis

Meadowbrook Overview

A specialty, niche focused P&C carrier and insurance administration services company

- **Balanced business model allows the Company to adapt to changing market conditions**
  - Product, program and geographic diversification
  - E&S platform with industry leading technology capabilities enable opportunistic response in a cyclical pricing environment
  - Admitted market capabilities contribute to stability and higher renewal retention as compared to the non-admitted market
- **Products marketed and distributed through a broad multi-channel distribution network across the U.S.**
  - Meadowbrook's individual product divisions and programs access approximately 800 production sources including program administrators, specialty retail agents, general agents and wholesalers
  - Regional presence provides the infrastructure to achieve geographic diversification, while maintaining a local touch
- **Third party services and wholly-owned retail and wholesale agencies provide attractive commission and fee revenue stream**
  - Net commission and fee revenue of $40 million in 2013 – not affiliated to insurance subsidiaries
  - Generated $23 million of fee revenue from loss control, claims and self-insured / captive administration
  - Generated $17 million of commission revenue from over $200 million of managed premium for unaffiliated carriers
  - Pre-tax margin of $14 million in 2013

Meadowbrook Overview(continued)

Key Statistics

- Market Capitalization at 2/28/2014: $267.9M
- Book Value at 12/31/2013: $413.4M
- Tangible Book Value at 12/31/2013: $383.3M
- Book Value per Share at 12/31/2013 : $8.29
  - Tangible Book Value per Share: $7.68
- Stat Surplus at 12/31/2013 $488.2M up from $426.3M at 12/31/12
- GWP to Statutory Surplus at 12/31/2013 : 1.9 to 1 down from 2.5 to 1 at 12/31/12
- NWP to Statutory Surplus at 12/31/2013 : 1.4 to 1 down from 1.9 to 1 at 12/31/12
- Dividend Yield at 2/28/2014: 1.5%
- Debt to Equity 12/31/2013 : 58.5%; 31.6% excluding debentures & FHLB
- Debt to Total Capital 12/31/2013: 36.9%; 24.0% excluding debentures & FHLB
- Insider Ownership at 12/31/2013: 6.9%

MEADOWBROOK℠ INSURANCE GROUP

Business Overview

Underwrites a broad range of insurance products to support selected specialty segments

($ in millions)

Insurance Operations 2013 GWP - $944 million

Segment	Target Markets
Admitted Specialty Programs & Standard Market Products *2013 GWP: $568*	▪ Food service industry ▪ Oil & gas service contractors ▪ Small workers' compensation
Main Street Excess & Surplus Lines *2013 GWP: $114*	▪ Apartments, hotels and motels ▪ Contractors liability ▪ Restaurants, bars and taverns ▪ Garage
Non-Admitted Programs *2013 GWP: $46*	▪ Oil and gas contractors ▪ Professional liability ▪ Educators liability
Specialty Market Products *2013 GWP: $216*	▪ Excess workers' compensation ▪ Environmental ▪ Marine ▪ Medical malpractice ▪ Aviation
Net Commission & Fee Revenue *2013: $40*	▪ Non-regulated cash flow ▪ Agency comm. from non-affiliated carriers ▪ Managed business specialty revenue ▪ Municipality and association clients

2013 Business Mix



CA Workers' Comp.
24%
Non-CA Workers' Comp.
21%
General Liability
14%
CMP
12%
Comm'l Auto
8%
Excess Workers' Comp.
7%
Inland Marine
3%
Comm'l Phys. Damage
2%
Other*
9%

Total 2013 GWP: $944 million

***All other lines of business accounted for less than 2% of business mix**

Note: Figures represent GAAP gross written premium.

Gross Written Premium

MEADOWBROOK℠ INSURANCE GROUP

Commentary

- **Premium trajectory primarily driven by three major factors**
  - Implementing business specialties with established track records
  - Achieved rate increases across book of business
  - Decrease in 2013 reflects actions taken by management to terminate unprofitable business
- **Launch of rollover books with a proven track record**
  - Maintain long-term relationships with key producers
    - Steady retention for profitable business
  - Ensure alignment of financial interests with producers via profit sharing agreements
- **Significant cumulative written rate changes since 2009**
  - 20.9% increase across the entire book of business
  - 61.1% increase on CA workers' compensation
  - 11.9% increase on non-CA workers' compensation
  - 20.2% increase on commercial auto
  - 9.9% increase on CMP / GL*

* Increases on CMP / GL (includes Excess & Surplus Lines) started in 2012, between 2009 and 2011 rates were decreasing in this business

Gross Written Premium by Segment

($ in millions)



$1,200
1,000
800
600
400
200
0
2009 – 2013 CAGR: 8%
$689
$120
$115
$221
$233
$802
$136
$126
$220
$320
$904
$151
$124
$284
$345
$1,067
$165
$136
$337
$429
$944
$153
$97
$274
$420
2009
2010
2011
2012
2013
Workers' Comp.
CMP / GL
Comm'l Auto
Other Lines

Geographic Overview

Geographically diverse premium base with strong local relationships

Top 5 States GWP Breakdown

Rank	State/GAAP Line of Business	% of 2013 DWP
1	California - All Lines	34%
	Workers' Comp	24%
	CMP / GL	5%
	Commercial Auto	3%
	Other Lines	2%
2	Florida - All Lines	7%
	Workers' Comp	2%
	CMP / GL	3%
	Commercial Auto	1%
	Other Lines	2%
3	Texas - All Lines	6%
	Workers' Comp	0%
	CMP / GL	3%
	Commercial Auto	1%
	Other Lines	2%
4	New York - All Lines	5%
	Workers' Comp	0%
	CMP / GL	4%
	Commercial Auto	1%
	Other Lines	0%
5	Michigan - All Lines	4%
	Workers' Comp	3%
	CMP / GL	0%
	Commercial Auto	0%
	Other Lines	1%

2013 GWP Geographic Breakdown



MN
MI
NY
MA
PA
NJ
CT
NE
OH
IL
CA
KS
MO
NC
AZ
OK
GA
LA
TX
FL
Top 5 states
Top 10 states
Top 20 states
MIG Locations

Total 2013 GWP: $944 million

MEADOWBROOK℠ INSURANCE GROUP

Net Operating Income – 2013 Pro Forma Results

Current run rate should position us for an improved and profitable 2014

($ in millions, except for per share amounts)	Net Operating (Loss) Income	Per Share Net Operating (Loss) Income	Combined Ratio
As Reported 2013 Results	**($117.9)**	**($2.36)**	**111.0%**
Non-cash goodwill impairment (pretax $115.4M)	101.6	$2.04	n/a
As Reported, ex non-cash excluding goodwill impairment	**($16.3)**	**($0.33)**	**111.0%**
Other Items			
Prior year development (pretax $63.2M)	$41.5	$0.83	-9.1%
Quota share treaty impact (pretax $10.2M)	$6.7	$0.13	-3.1%
Arbitration impact (pretax $8.2M)	$5.4	$0.11	-1.2%
Total Other Items	**$53.6**	**$1.07**	**-13.4%**
Pro Forma 2013 AY Net Operating Income (partial year front fee)	**$37.3**	**$0.74**	**97.6%**
For Reference:			
Fronting fee impact (pretax $3.5M)	*$2.3*	*$0.05*	*0.5%*

Net Operating Income – 2013 Pro Forma Results

MEADOWBROOK INSURANCE GROUP

Current run rate should position us for an improved and profitable 2014

($ in millions, except for per share amounts)	Net Operating Income	Per Share Net Operating Income	Combined Ratio
Contributions to Pro Forma 2013 Accident Year Net Operating Income			
Profits from net commissions & fee revenue (pre-tax $13.7M)	$9.0	$0.18	n/a
Net Investment Income (pre-tax $46.5M)	$36.8	$0.74	n/a
2013 Accident Year Underwriting Profit (pre-tax $7.9M) (a)	$5.2	$0.10	97.1%
Equity earnings (reported net of tax)	$2.5	$0.05	n/a
Total Contributions to Net Operating Income	**$53.5**	**$1.07**	**97.1%**
Expenses to Support Capital Structure			
Partial Year Front Fee (pre-tax $3.5M) (b)	($2.3)	($0.05)	0.5%
General Corporate Expenses (pre-tax $4.0M)	($2.6)	($0.05)	n/a
Amortization Expense (pre-tax $4.2M)	($2.8)	($0.06)	n/a
Interest Expense (pre-tax $13.0M)	($8.5)	($0.17)	n/a
Total Expenses to Support Capital Structure	**($16.2)**	**($0.33)**	**0.5%**
Pro Forma 2013 AY Net Operating Income (partial year front fee)	**$37.3**	**$0.7**	**97.6%**
Less: Incremental Impact of Pro Forma Front Fee (annualized) (b)	($3.6)	($0.07)	1.5%
Pro Forma 2013 AY Net Operating Income (annualized front fee)	**$33.7**	**$0.67**	**99.1%**

(a) Excludes the impact of Swiss Re quota share surplus relief treaty, which was terminated on September 30, 2013.
(b) Front fee was in effect for partial year in 2013; therefore impact of annualizing is added as separate line item

2014 Guidance

MEADOWBROOK INSURANCE GROUP

Current run rate should position the business for an improved and profitable 2014

($ in millions, except for per share amounts)	Gross Written Premium	Net Operating Income	Per Share Net Operating Income	Combined Ratio
Pro Forma 2013 AY Net Operating Income (annualized front fee)	$944.0	$33.7	$0.67 (a)	99.1%
2014 Guidance				
Top Range	$800.0	$35.0	$0.70	99%
Bottom Range	$775.0	$25.0	$0.50	100%

- **2014 Guidance Reflects**
  - Earned rate increases continue to outpace loss cost trends
  - Continuation of underwriting actions to enhance accident year results
  - Expense initiatives underway (partially offset by deleveraging of fixed costs due to lower premium)
- **2014 Fronting Relationship Overview**
  - The "A" rated paper is expected to be selectively used for the following Meadowbrook business:
    - E&S risks
    - Package programs and specialty products that contractually require an "A" category rating
    - As needed to support certain customer relationships
    - Current cost is 5.5% on a gross basis; we expect approximately $325 million or 40% of 2014 premium to be fronted
  - Long-term agency relationships remain strong and management action taken to mitigate business impact of rating downgrade
  - Management is pursuing alternative structures to minimize fronting costs
    - Existing reinsurance partners with issuing paper
    - Exploring quota-share risk sharing partnerships with a third party "A" rated carrier
    - Pursuing opportunity to convert some underwriting programs to fee-based

(**a**) Per share net operating income presented above includes full year front fee expense of $0.12 per share.

Recent Activity & Management Actions

MEADOWBROOK INSURANCE GROUP

Management has taken corrective actions designed to return Meadowbrook to profitability

- **Meadowbrook experienced a history of favorable reserve indications through 2010**
  - Cumulative favorable loss & LAE development of $76.4 million in calendar years 2008, 2009 and 2010
- **A shift in historic claims data patterns was identified in 2012 for accident years 2009, 2010 and 2011**
  - Management has strengthened reserves to enhance the position of the Company
  - Reserves strengthened by $85.5 million in 2012 and $68.4 million in 2013
  - 2013 activity includes $26.2 million of development on the Excess & Surplus lines business
- **Reduced exposure to underperforming business, terminating approximately $162 million or 15% of 2012 GWP**
  - Includes public entity excess, long-haul transportation, auto repossessors, workers' compensation for isolated CA territory and other select underwriting decisions
- **Over 20% cumulative rate increases across the entire portfolio since 2009, particularly in CA workers' compensation**
  - Meadowbrook achieved a 61.1% cumulative written rate increase on its CA workers' compensation line of business since 2009
- **Reserves on the continuing book of business show signs of future stabilization**
  - Growth in recent years from rate increases and increase average program maturity
  - Run-off of premium on terminated business has been completed
  - Rate increases in excess of loss costs across all lines of business over last five years
  - Development on prior year reserves embedded in 2013 accident year selection resulting in stronger reserve position

Recent Activity & Management Actions (Cont'd)

MEADOWBROOK INSURANCE GROUP

Management has taken corrective actions designed to return Meadowbrook to profitability

- **Meadowbrook's continuing business has generated attractive statutory accident year loss & ALAE ratios**
  - 2011 ratio of 63.6%, 2012 ratio of 63.5% and 2013 ratio of 60.6%
- **Expense initiatives**
  - Cost structure is largely variable, which allows increases scalability of business
  - Headcount reduced from 1,032 at February 20, 2013 to 954 at February 21, 2014
- **Capital Management**
  - Entered into a quota share surplus relief treaty with Swiss Re for temporary underwriting leverage reduction (expired on September 30, 2013)
  - Harvested $51 million of realized gains embedded in the investment portfolio
  - Issued $100 million of convertible debt, contributed $70 million to statutory surplus and retained $16 million at the Holding Company

Statutory Surplus

Since September 30, 2012, we have improved our premium to surplus leverage ratios through strengthening our capital position and terminating non-performing business.



$600
$500
$400
$300
$200
$100
$-
3.5
3.0
2.5
2.0
1.5
1.0
0.5
-
3.0
2.5
2.5
1.9
2.1
1.5
2.1
1.4
2.0
1.3
1.9
1.4
$347
$426
$501
$498
$506
$488
9/30/2012
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
Surplus
GWP to Surplus Leverage
NWP to Surplus Leverage

Actions Taken to Enhance Capital Position:

- Q4 2012 Gain Harvesting Program ($37M after-tax)
- Swiss Re Quota Share Arrangement (2012 and 2013) – eliminated 9/30/2013
- Q1 2013 Convertible Debt Offering – $70M contributed to Insurance Subsidiaries
- Premium reduction through termination of non-performing business

Terminated Underperforming Business

Termination of Underperforming Business Commenced in 2012

MEADOWBROOK INSURANCE GROUP

Accident Year Combined Ratio (Re-Evaluated as of 12/31/2013)



Terminated Programs Impact
8.1%
7.5%
7.1%
4.5%
2.3%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
102.2%
94.1%
105.4%
97.9%
105.6%
98.5%
103.6%
99.1%
99.8%
97.5%
Re-Evaluated^
Ex-Terminated*
Reported
2009
2010
2011
2012
2013

^ The Re-Evaluated AY combined ratio reflects reserve adjustments made following the accident year, for example, the 94.1% Re-Evaluated 2009 AY combined ratio reflects new loss development information gathered over the 4 years from 12/31/2009 to 12/31/2013

* Represents 2009 - 2012 pro forma Accident Year Combined Ratio excluding terminated programs

MEADOWBROOK INSURANCE GROUP

Terminated Business Areas

Reserves on terminated business have been strengthened and premium has largely run off

($ in millions)	Gross Earned Premium 2012	Gross Earned Premium 2013	Unearned Premium at 12/31/2013	Reserve Strengthening 2012-2013
CA Territory Workers' Compensation	$31	$9	$0	$26
Public Entity Excess	$44	$29	$0	$28
Transportation	$23	$9	$0	$7
Auto Repossessors	$5	$2	$0	$3
All Other Select U/W Actions	$68	$42	$5	$9
Total Terminated Business	$171	$91	$5	$73

- **Gross earned premium of $171 million and $91 million in 2012 and 2013, respectively**
- **Terminated business unearned premium of $5 million at December 31, 2013**
- **Reserves strengthened by $73 million in 2012 and 2013**
  - Majority of reserve strengthening relates to a California workers' compensation territory ($26 million) and public entity excess ($28 million)

AY Loss and ALAE Ratio Summary

The continuing book of business has generated strong Loss & ALAE results


AY Loss & ALAE Ratio
100%
80%
60%
40%
20%
0%
65.6%
67.5%
68.4%
68.2%
63.3%
2009
2010
2011
2012
2013


Terminated Business
AY Loss & ALAE Ratio
100%
80%
60%
40%
20%
0%
77.8%
84.1%
89.8%
90.8%
90.6%
2009
2010
2011
2012
2013


Continuing Business
AY Loss & ALAE Ratio
100%
80%
60%
40%
20%
0%
62.9%
63.5%
63.6%
63.5%
60.6%
2009
2010
2011
2012
2013

Terminated business had a significant negative impact on underwriting performance

Note: Statutory accident year loss & ALAE ratios evaluated at 12/31/13 and excludes the impact of the Swiss Re quota share.

AY Loss and ALAE Ratio by LOB Summary

Continuing book of business has generated attractive loss & ALAE ratios across all lines of business



CA Workers' Comp.
Non-CA Workers' Comp.
Commercial Auto
CMP / GL
AY Loss & ALAE Ratio
Terminated Business AY Loss & ALAE Ratio
Continuing Business AY Loss & ALAE Ratio
120%
100%
80%
60%
40%
20%
0%
2010
2011
2012
2013
74.0%
69.8%
65.0%
63.7%
72.7%
63.7%
67.0%
62.8%
80.2%
80.8%
83.6%
70.6%
53.4%
64.4%
61.8%
58.3%
99.0%
107.5%
107.0%
185.2%(a)
84.3%
54.1%
78.4%
70.3%
102.1%
108.7%
110.7%
93.0%
57.6%
78.0%
73.9%
73.6%
68.0%
62.2%
59.1%
58.9%
70.7%
64.6%
66.0%
62.3%
70.8%
68.4%
72.1%
67.0%
52.1%
60.4%
58.1%
55.4%

(a) Terminated Business AY Loss & ALAE Ratio for CA Workers' Comp is not to scale.

Note: Statutory accident year loss & ALAE ratios evaluated at 12/31/13 and excludes the impact of the Swiss Re quota share.

Achieved Rate Increases

Significant rate increases have been achieved across the book of business

- Meadowbrook achieved strong cumulative rate changes across the book of business since 2009
  - Driven by California workers' compensation and commercial auto lines of business
- During 2013, the Company has achieved written rate increases of 12.1%
- Rate increases significantly above loss cost trends of 1.7% in 2013

ANNUAL
Achieved Written Rate Increases & Loss Ratio Trend

	2009	2010	2011	2012	2013
CA W/C	0.4%	10.9%	5.2%	14.3%	20.3%
Non-CA W/C	(2.7%)	0.4%	2.5%	3.7%	7.8%
Commercial Auto	(0.8%)	2.0%	1.1%	6.4%	10.4%
CMP / GL	(3.2%)	(1.3%)	(0.1%)	3.4%	11.3%
Other	(0.9%)	0.8%	0.5%	3.5%	5.5%
Total	**(2.4%)**	**2.0%**	**2.0%**	**6.2%**	**12.1%**
Overall Loss Ratio Trend	**1.0%**	**1.8%**	**2.1%**	**2.2%**	**1.7%**

CUMULATIVE
Achieved Written Rate Increases & Loss Ratio Trend

	2009	2010	2011	2012	2013
CA W/C	0.4%	11.3%	17.1%	33.9%	61.1%
Non-CA W/C	(2.7%)	(2.3%)	0.1%	3.8%	11.9%
Commercial Auto	(0.8%)	1.2%	2.4%	8.9%	20.2%
CMP / GL	(3.2%)	(4.4%)	(4.5%)	(1.2%)	9.9%
Other	(0.9%)	(0.1%)	0.5%	4.0%	9.7%
Total	**(2.4%)**	**(0.4%)**	**1.6%**	**7.8%**	**20.9%**
Overall Loss Ratio Trend	**1.0%**	**2.8%**	**5.0%**	**7.3%**	**9.1%**

Expense Ratio Analysis

MEADOWBROOK INSURANCE GROUP

Our expense structure, which is largely variable, allows us to quickly adapt to reductions in premium volume while maintaining an infrastructure that supports our business.

	2012	Net %	2013	Net %		Variance	Net %
External Costs							
Commission	$ 187.6	22.0%	$ 190.6	22.6%		$ 3.0	0.7%
Front Fee	$ -	0.0%	$ 3.5	0.4%		$ 3.5	0.4%
BB&T	$ 22.6	2.6%	$ 22.4	2.7%		$ (0.2)	0.0%
All Other	$ (0.7)	-0.1%	$ (6.5)	-0.8%		$ (5.8)	-0.7%
Total External	**$ 209.5**	**24.5%**	**$ 210.0**	**24.9%**		**$ 0.5**	**0.4%**
Internal Costs	**$ 64.6**	**7.6%**	**$ 65.0**	**7.7%**		**$ 0.4**	**0.1%**
Other Items (a)	**$ -**	0.0%	**$ 5.9**	**0.7%**		**$ 5.9**	**0.7%**
Total Expenses	**$ 274.1**	**32.1%**	**$ 280.9**	**33.3%**	(b)	**$ 6.8**	**1.2%**
Net Earned Premium, ex Swiss Re	$ 854.3		$ 842.9	(b)		$ (11.4)	

(a) Other items include (1) the impact of the arbitration award and (2) a reallocation of corporate overhead costs, which reflects a shift in resources used to support capital and operating enhancements focused on strengthening statutory surplus and returning insurance companies to an underwriting profit; this was offset by a corresponding decrease to general selling and administrative costs and had no net income effect on a consolidated basis.

(b) 2013 figures above exclude the impact of the Swiss Re Quota Share Reinsurance Agreement. Including the impact of the Swiss Re Quota Share Reinsurance Agreement, net earned premium was $697.4M, policy acquisition & other underwriting expenses were $225.5M and the Expense Ratio was 32.3%.

Reaction to Shift in Incurred Loss Pattern

- Strengthened reserves with a goal of returning to stability
- Significant rate increases in excess of the loss ratio trend across the entire portfolio, particularly in CA workers' compensation, have improved more recent accident year results
- Expected return to profitability – 2014

Development on Prior Year Loss Reserves

Meadowbrook experienced a history of favorable / stable reserve indications from 2006 through 2011

- Cumulative *favorable* loss & LAE development of $86.3 million between 2006 and 2010 and modest (less than 1%) unfavorable development in Q4 2011

In 2012, a shift in historic claim data patterns emerged and was identified for accident years 2009, 2010 and 2011

- Management increased reserves to recognize this shift and to strengthen its overall reserve position
- Reserves strengthened by $85.5 million in 2012

In 2013, development related to terminated business and on our excess and surplus lines business

- Reserves strengthened by $68.4 million in 2013

Reserve Development Shift – Emergence in 2012

Historic Calendar Year Reserve Development



Reserve Development Adverse / (Favorable) ($m)
$40.0
$20.0
$-
$(20.0)
$(40.0)
$(60.0)
$(80.0)
$(100.0)
$2.7
$7.1
$16.8
$28.7
$31.0
$(7.3)
$(85.5)
$(68.4)
2006
2007
2008
2009
2010
2011
2012
2013

	2006	2007	2008	2009	2010	2011	2012	2013
Percent of Prior Year Reserves	(1.0%)	(2.3%)	(4.9%)	(4.6%)	(4.5%)	0.9%	9.7%	6.7%

2013 Reserve Development Breakout ($m)

A: $5.2M relates to an unfavorable arbitration ruling (on appeal)

B: $16.1M of adverse development related to one specific CA territory - terminated

C: $20.2M of adverse development relates to other business that was terminated in 2012

D: $26.9M of adverse development from continuing business (primarily excess & surplus lines)



A
$(5.2)
B
$(16.1)
C
$(20.2)
D
$(26.9)

MEADOWBROOK INSURANCE GROUP

Reserves Beginning to Stabilize

Indicators that loss reserves may be stabilizing

- Growth in recent years from rate increases and increase in the average program maturity
  - More certainty in estimating loss ultimates for mature business
  - As programs and books of business mature, underlying claims patterns begin to stabilize allowing more reliance on standard actuarial methods as oppose to actuarial methods modified to consider acceleration in claims handling.
- Run-off of premium on terminated business has been completed
  - At 12/31/13 only $5M of unearned premium related to terminated business remained
  - Dedicated claims handling team in charge of claims run-off process
    - Initial impact to reserves of claims run-off has been recognized
    - Open claim counts on terminated business down 33% from 4.9k at 12/31/12 to 3.2k at 12/31/13
- Achieved rate increases in excess of loss costs across all lines of business - achieved 3 year cumulative written rate increases in excess of 20% compared to cumulative loss cost increases of just over 6%
- Development on prior year reserves imbedded in the 2013 accident year loss selection resulting in a stronger reserve position for the current accident year

Reserve Strengthening – 2013 Overview

- **Workers' Compensation**
  - Favorable development in California book of $0.2M, excluding isolated L.A. territory where writings have been dramatically reduced (2013 NWP less than $2 million)
  - Cumulative California rate increases in excess of 60% since 2009, with 2013 rate increases in excess of 20% (loss ratio trend in 2013 was 1.0%)
  - Favorable development of $5.7M for All Other Workers' Compensation reserves
- **Commercial Auto**
  - Unfavorable development of $15.5M, primarily in the 2011 and 2012 accident years
  - Roughly half of unfavorable development relates to programs that were terminated in 2012, with minimal unearned premium remaining on this business at 12/31/13
  - Achieved written rate increases in excess of 10% in 2013

Reserve Strengthening – 2013 Overview

- **CMP/General Liability**
  - Unfavorable development primarily relates to Excess & Surplus Lines business for accident years 2011 and 2012; older accident years appear generally stable
  - Unfavorable development on older accident years primarily relates to Public Entity Excess program that was terminated in 2012
  - Traditional program liability line business has remained generally stable

2013 CMP/GL Reserve Development by Accident Year

($ in millions)

	2008 & Prior	2009	2010	2011	2012	Total*
Liability Lines						
Excess & Surplus Lines	2.6	1.9	3.5	8.0	10.2	26.2
Traditional Programs	0.9	0.2	(0.9)	(0.6)	(1.7)	(2.1)
Excess Lines	11.4	0.9	(0.1)	(1.5)	0.3	11.0
Total	14.9	3.0	2.5	5.9	8.8	35.1

Reserve Strengthening – 2013 Overview

- **CMP/General Liability – Excess and Surplus Lines**
  - Experienced favorable development in calendar years 2009, 2010, and 2011 on older accident years
  - In 2012 a shift in incurred loss patterns was identified
    - Softer market pricing conditions resulted in:
      - Reduced rates between 2009-2011
      - Competition from traditional admitted carriers during this time period
  - Management responded by reducing exposure to underperforming areas of this business / sub-classes
    - Achieved written rate increases of approximately 9% in 2012 and 16% in 2013
    - Increased minimum premiums and tightened coverage forms
    - Market appears to be accepting the changes that have been implemented

Net Commission & Fee Business

Net Commission & Fee Revenue and Profit

$40 million of 2013 fee revenue generated through agency commissions and managed services

Net Commission & Fee Revenue and Profit



$45
$40
$35
$30
$25
$20
$15
$10
$5
$-
40%
35%
30%
25%
20%
15%
10%
5%
0%
$32
$7
23%
$34
$10
28%
$40
$14
35%
2011
2012
2013*
Net Commission & Fee Revenue
Net Commission & Fee Pre-tax Profit
Pre-tax Profit Margin

*In the second half of 2013, a portion of fee revenue that previously eliminated as an intercompany transaction is now included with the SNIC policy issuance relationship. As such, that portion of the fee is no longer eliminated as it is considered third party revenue.

2013 Net Commission and Fee Revenue by Source



Managed Claims
18%
Agency Commissions
41%
Managed Fees
41%

Total 2013 Net Commission & Fee Revenue: $40 million (business generated from unaffiliated sources)

Agency Operations

Agency operations produced over $200 million of GWP for unaffiliated carriers in 2013

Overview

- Provides insurance brokerage and risk management services
  - Founded in 1955 in Southfield, MI
  - Grown to a staff of 100+ across locations in 3 states and 6 cities
  - Consists of 6 distinct entities servicing specific segments
    - Comm'l, personal, group / life and surplus lines
- Produced over $200 million in GWP in 2013
  - Represents over 40 regional, national and international carriers
  - Ability to accommodate a broad range of client coverages
- Contingency commission arrangement with 13 carrier partners
  - Ability for Meadowbrook to participate in business upside
  - Improving market conditions support future revenue growth
- Centralized comm'l, personal and group marketing approach
  - Internal staff auditor to enhance product / service quality
  - In-house claims team to monitor monthly claim activity

2013 Agency Operations Fee Revenue by Segment



Personal Lines
12%
4%
Surplus Lines
Life & Health
21%
64%
Commercial Lines

Total 2013 Agency Operations Fee Revenue: $17 million